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                                                                EXHIBIT 23.1










                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-26013 and 33-48549).








ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
March 21, 1997